Exhibit 99.1

1 Nasdaq: LUXH, LUXHP

2 DISCLAIMER Forward Looking Statements This presentation contains certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) . The statements contained in this presentation that are not purely historical are forward - looking statements . Forward - looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . Forward - looking statements in this presentation may include, for example, statements with respect to financial and operational guidance, the success of the Company’s collaboration with Wyndham Hotels & Resorts, scheduled property openings, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future . The forward - looking statements contained in this presentation are based on current expectations and belief concerning future developments and their potential effect on the Company . There can be no assurance that future developments will be those that have been anticipated . These forward - looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward - looking statements, including those set forth under the caption “Risk Factors” in our public filings with the SEC, including in Item 1 A of our 10 - K for the year ended December 31 , 2022 , and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10 - Q or other public filings with the SEC . The forward - looking information and forward - looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward - looking information and/or forward - looking statements that are contained or referenced herein, except in accordance with applicable securities laws . Non - GAAP Information The Company defines cash net income as net income (loss) before non - cash financing costs, non - cash stock compensation expense, non - cash stock option expense, non - cash rent amortization expense, accrued taxes, non - cash issuance of common stock for operating expenses, and depreciation . The Company believes that cash net income is useful to investors as a measure of a company's operating performance, without regard to generally non - recurring items and non - cash activity . The Company seeks to achieve profitable, long - term growth by monitoring and analyzing key operating metrics, including EBITDA . The Company defines EBITDA as net income (loss) before interest, taxes, financing costs, depreciation and amortization, stock compensation expense and stock option expense, and incremental costs associated with its exit from SoBeNY . The Company defines net debt as current and long - term loans payable and short - term financing costs (together, total debt) less cash and cash equivalents . The Company’s management uses these non - GAAP financial metrics and related computations to evaluate and manage the business and to plan and make near and long - term operating and strategic decisions . The management team believes these non - GAAP financial metrics are useful to investors to provide supplemental information in addition to the GAAP financial results . Management reviews the use of its primary key operating metrics from time - to - time . EBITDA, net debt and cash net income are not intended to be a substitute for any GAAP financial measure and as calculated, may not be comparable to similarly titled measures of performance of other companies in other industries or within the same industry . The Company’s management team believes it is useful to provide investors with the same financial information that it uses internally to make comparisons of historical operating results, identify trends in underlying operating results, and evaluate its business . For purposes of the guidance provided herein for the years ended December 31 , 2023 and December 31 , 2024 , however, estimating such GAAP measures with the required precision necessary to provide a meaningful reconciliation could not be accomplished without unreasonable effort . Non - GAAP measures for future periods, which cannot be reconciled to the most comparable GAAP financial measures are calculated in a manner which is consistent with the accounting policies applied in the Company’s consolidated financial statements . A reconciliation of net income (loss) to EBITDA and net income (loss) to cash net income is included in the financial tables included with this presentation .

3 Capitalizing on historic opportunity to lease dislocated and underutilized hotels in destination cities at favorable economics Rent out rooms in leased properties to vacation and business travelers Asset light business model: 25+ year operating leases / minimal capital requirements / outsized ROE opportunity 2023 & 2024: Estimating significant growth in net rental revenue, EBITDA, and rooms available for rent Eliminated long - term debt Focus on growth via non - dilutive funding Partnership with Wyndham Hotels & Resorts (NYSE: WH) expected to accelerate growth - WH to fund ~ 50% or more of LUXH acquisition costs - WH sales / distribution / technology platform will help drive RevPAR, expand margins, improve customer experience WHO WE ARE

4 AT A GLANCE SERVICE Net Rental Revenue $85.9 $120 - $125 $265 - $270 9 Mo. 9/30/23 2023 (E) 2024 (E) $43.8 2022 $20.6 $27 - $32 $60 - $70 9 Mo. 9/30/23 2023 (E) 2024 (E) $8.3 2022 EBITDA $15.1 9 Mo. 9/30/23 $(0.4) 2022 Cash Net Income Net Rental Revenue CAGR 2022 - 2024 (E)* EBITDA CAGR 2022 - 2024 (E)* Averge Lease Life (Years) on Current Portfolio at September 30, 2023** Members in Wyndham Guest Rewards Program Rooms Under Long - Term Master Lease Agreement at 12/31/2023 (E)* 147% 181% 100+M 2,750 2023 Financial Targets Gross Margin SG&A*** EBITDA 30% - 40% 10% - 12% 20% - 25% *measured at midpoint of estimate ***excluding non - cash items Rooms Available for Rent November 8, 2023 1,559 17.8 **includes lease extension options, at LuxUrban’s option

5 ASSET LIGHT GROWTH STRATEGY SERVICE Streamline operations Lease hotel using refundable security deposit or L etter of Credit Maximize occupancy rates and increase cash flow Identify low - cost, long - term (target 25 - 35 years) Triple Net Lease lease opportunities at dislocated hotel properties Adhere to strict deal terms and operating controls Apply proprietary alogorithms to determine profit and cash flow potential Build geographic density, target new cities Leverage financial, brand and operating advantages of Wyndham relationship to increase RevPAR, drive margin expansion, and g enerate increased cash flow Astor Hotel Miami Beach, FL

6 PROPERTY OVERVIEW Hotel Rooms Available for Rent SERVICE 680 1,446 June 30, 2024 (E) Q4 2022 9 Mo. 2023 2023 (E) 2024 (E) New Orleans Washington, DC Los Angeles Miami Beach New York 1 1 1 5 8 September 30, 2023 16 properties operational 1,446 units available for rent November 2023 21 properties under lease** 2 ,032 units* New Orleans Washington, DC Los Angeles Miami Beach New York 1 1 2 5 12 987 Units 252 Units 68 Units 79 Units 60 Units 1,394 Units 252 Units 247 Units 79 Units 60 Units ** including those under lease but not yet available for rent 2,500 - 3,000* 6,000* 9,000 – 12,000* * Under Master Lease Agreement

7 UNIT ECONOMICS RevPAR defined as: revenue per available unit (net revenue / avg. units available during the period) 2019 2020 2021 2022 9 Mo. 2023 (E) 2023 2019 2020 2021 2022 9 Mo. 2023 RevPAR ($) Occupancy (%) 84% 61% 72% 77% 81% $103 $157 $122 $247 $250 - $280 $150 - $160/night RevPAR property level break - even rate We Bel ie ve We Have One of the Lowest Per - Night Property Level Breakeven Costs in the Markets We Serve Townhouse Hotel Miami Beach, FL $274

WYNDHAM COLLABORATION OVERVIEW

LUXURBAN HOTELS

Initial 17 LuxUrban Hotels onboarded to Wyndham platform

Opportunity to introduce additional properties into the brand throughout course of relationship

Term of 15-20 years, with LuxUrban maintaining operational control

Wyndham to provide financial, sales and operational support, including growth & working capital


TM
TRADEMARK
COLLECTION BY WYNDHAM

95+ Countries	~9,100 Hotels	852,000 Rooms	24 Global Brands

WYNDHAM COLLABORATION BENEFITS

Wyndham provides ~50% or more of all acquistion capital

If LUXH deploys $100 M of MLA security deposits made by LUXH, then Wyndham reimburses $50+ M of capital to LUXH for additional growth & working capital

Property Improvement Plan (PIP) capital capped at 50% of Wyndham reimbursement, with LUXH eligible to retain unused portion

PIP investments expected to drive RevPAR, elevate customer experience, and preserve / enhance asset value for LUXH and property owner

Access to 100+ M member Wyndham Rewards Program, which accounts for one out of every two U.S. bookings

Onboarding to Wyndham's booking channels expected to reduce OTA costs by up to 33% from prior costs incurred by LUXH

Secondary benefits related to staffing and operations also expected to materialize beginning in 2024



Financing
Committed, non-dilutive capital to help fund continued growth
TM
TRADEMARK
COLLECTION BY WYNDHAM
RevPAR
Wyndham brand power, sales / distribution platform, and customer reach expected to drive revenue at each acquired property
Margin
Capitalize on Wyndham's world class operating infrastructure to realize significant primary and secondary costs savings

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WYNDHAM COLLABORATION OVERVIEW

LUXURBAN HOTELS

TM TRADEMARK COLLECTION BY WYNDHAM

Individuality, backed by the world's largest hotel company[1]

102% RevPAR index outperforms its upper midscale competition[2]

62% total U.S. central reservations contribution with 35% of total stays contributed by WR members

96% of hotels with 3.5+ on TripAdvisor gives guests confidence to book[3]

50% franchised growth since 2019[4]

Win-win solution for owners of distressed properties via collaboration with LuxUrban



Zermatt Utah Resort & Spa
Midway, UT

[1]Based on number of hotels. [2]Numbers presented are based on averages for Qualified Franchisees in the U.S. during 2021 as available in the Supplemental Financial Performance Representation dated April 15, 2022 . 9 (40.9%) of the Qualified Franchisees whose data was disclosed met or exceeded the RPI presented. Your results may differ. [3]TripAdvisor data through 12/31/2021. [4]As of 12/31/2021.

10

11 POTENTIAL VALUATION LUXH equity upside is significant based on current market 2024E EBITDA multiples Significant potential equity appreciation opportunity over the coming months Normalizing for ”debt” on the balance sheet (as of September 30, 2023) Cash (4,798,580)$ Cash (4,798,580)$ Current Debt 3,802,932 Current Debt 3,802,932 Current Lease NA Current Lease 6,434,704 Long-Term Debt 1,409,844 Long-Term Debt 1,409,844 Long-Term Lease NA Long-Term Lease 232,801,915 Net Debt 414,196$ Net Debt 239,650,815$ Diluted Weighted Average Shares Outstanding 45,433,166 Share Price 4.50$ Equity Value 204,449,247$ Equity Value 204,449,247$ Enterprise Value 204,863,443$ Enterprise Value 444,100,062$ LUXH Guidance Low High LUXH Guidance Low High 2024 EBITDA 60,000,000 70,000,000 2024 EBITDA 60,000,000 70,000,000 Cash Rent Add-Back 40,000,000 50,000,000 2024 EBITDAR 100,000,000 120,000,000 Implied LUXH 3.4x 2.9x Implied LUXH 4.4x 3.7x Market Multiples 2024 EBITDA - Low 10.0x 15.0x LUXH Price @ Market Multiples 13.20$ 23.10$ Without Leases With Leases

12 Avg. acquisition cost / unit $13,465 2023 YTD RevPar $274 YTD EBITDA Margin 24% Payback period* 6 months PROPERTY ACQUISITION MATH Six - month payback period on acquisition capital deployed. * Payback period: $13,465 avg. acquisition cost / [($274 RevPar * 365 days * 24% EBITDA margin) / 12 months]

13 WYNDHAM “KEY MONEY” MATH ($ in thousands) Capital Invested 7,500$ 10,000$ 12,500$ 3,750$ 5,000$ 6,250$ 1,875$ 2,500$ 3,125$ 938$ 1,250$ 1,563$ 469$ 625$ 781$ 234$ 313$ 391$ 117$ 156$ 195$ 59$ 78$ 98$ 29$ 39$ 49$ 15$ 20$ 24$ 7$ 10$ 12$ Total 14,993$ 19,990$ 24,988$ Illustrative Wyndham Math The O Hotel Los Angeles, CA This analysis excludes EBITDA from investments, i.e. initial $10 M invested would provide $48 M of EBITDA over the period outlined below (assuming 10 quarters)* Wyndham key money recycled into new deals creates a perpetual ongoing cycle of new capital coming into the business for working capital and growth. * $10 M invested / $13,554 per unit = 738 units @ $291 YTD RevPar x 25% YTD EBITDA margin x 10 quarters presented (assuming a ”recycle” a quarter) = ~$48 M Key money recycle DOUBLES our investment into new units EXCLUDING RECYCLED EBITDA

14 APPENDIX The Bogart Hotel Brooklyn, NY

THE ADDRESSABLE MARKET

Historic Timing Opportunity and Growing Pipeline

$900 BN of U.S. commercial-property loans set to mature in 2023 and 2024

Loans are coming due in an increasingly risk-averse environment created by higher borrowing costs and falling asset prices

This is creating challenges for owners / operators to refinance these properties

LuxUrban's pipeline opportunity extends out to 2027 when the largest amount of annual CRE of $500 BN of debt matures

This provides LuxUrban with over 1,860 hotels in the 5 current markets it serves, with maturing obligations out to 2027 encompassing 297,000 hotel rooms

Source: https://nypost.com/2023/04/10/default-risk-grows-on-1-5-trillion-in-commercial-real-estate-debt-analysts/

Volume of Maturing Commercial Property Loans by Lender Type


Front-loaded maturity wall
$600b
500
400
300
200
100
0
2023
2024
2025
2026
2027
2028
2029
2030
CLO
CMBS
Investor-Driven
Private
Government Agency
Insurance
International Bank
National Bank
Regional/Local Bank

Source: https://www.msci.com/www/quick-take/cmbs-dominates-first-wave-of/03740236548

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16 Q3 2023 FINANCIAL OVERVIEW ($ in Ms ) SERVICE Record net rental revenue and EBITDA First ever quarterly GAAP net income 1,446 units available for rent Net Rental Revenue Cash and equivalents T otal Debt Shareholders’ Equity Net Income EBITDA $31.2 $11.6 $4.9 $ (3.2) $8.4 $2.4 Q3 2023 v. Q3 2022 September 30, 2023 v. December 31, 2022 $4.8 $1.1 $5.2 $14.0 $21.5 $ (3.3) Cash position increased 4x Total debt* and net debt** declined Shareholders’ Equity improved by ~$25 M * Total Debt is comprised of short - term business financing, current loans payable and non - current loans payable ** Net Debt is comprised of Total Debt minus Cash & Cash Equivalents

17 FINANCIAL RESULTS OVERVIEW ($ in 000s; unaudited) 9 Mo. 2022 9 Mo. 2023 Q3 2022 Q3 2023 Condensed Consolidated Statements of Operations $ 30,876 $ 85,884 $ 11,575 $ 31,208 Net Rental Revenue $ 10,259 $ 23,353 $ 4,889 $ 7,812 Gross Profit $ 6,818 $ 9,297 $ 4,953 $ 1,982 General and Administrative Expenses $ 7,176 $ 12,355 $ 5,311 $ 2,723 Total Operating Expenses $ 3,083 $ 10,998 $ (422) $ 5,089 Income from Operations $ (4,072) $ (30,227) $ (4,072) -- Non - Cash Financing Costs $ (1,036) $ (24,620) $ (3,218) $ 4,935 Net Income (Loss) $ 7,666 $ 20,559 $ 2,369 $ 8,419 EBITDA $ 4,233 $ 15,093 $ 846 $ 5,657 Cash Net Income December 31, 2022 September 30, 2023 Balance Sheet Summary $ 1,076 $ 4,799 Cash & Cash Equivalents $ 11,548 $ 28,129 Current Assets $ 107,963 $ 282,265 Total Assets $ 111,255 $ 260,787 Total Liabilities $ (3,292) $ 21,478 Stockholders’ Equity (Deficit)

18 RECONCILIATION TABLES Net Loss to EBITDA and Cash Net Income

19 RECONCILIATION TABLES Net Loss to EBITDA and Cash Net Income